UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2025

Vincerx Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39244	83-3197402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1825 S. Grant Street San Mateo, California	94402
(Address of principal executive offices)	(Zip Code)

(650) 800-6676

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VINC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

Vincerx Pharma, Inc. (the “Company”) previously entered into a binding term sheet, as amended (the “Term Sheet”), with Oqory, Inc., a Delaware corporation (“Oqory”), and Vivasor, Inc., Oqory’s parent corporation, relating to a proposed merger between the Company and Oqory. During the period from effectiveness of the Term Sheet until the earlier of execution of a definitive merger agreement or January 31, 2025, the parties agreed not to solicit or enter into any agreement regarding any other acquisition proposal. The parties have not entered into a definitive merger agreement, and on February 25, 2025, Oqory notified the Company that it was terminating this exclusivity provision. As a result, the Company’s board of directors approved termination of the Term Sheet and will review the Company’s strategic alternatives, including out-licensing, merger and acquisition opportunities (including reverse mergers), the sale of assets and technologies, and winding down operations.

Item 8.01	Other Events.

The information in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

On February 28, 2025, the Company issued a press release announcing the termination of the Term Sheet regarding a reverse merger transaction. In addition, the Company disclosed its cash position of $3.9 million as of February 26, 2025, and that it expects its cash runway to extend through late Q2 2025. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

The Company is also updating its disclosures with the following risk factor:

We cannot assure you that the Company’s exploration of strategic alternatives will result in a transaction in the near term or at all or that any such transaction would enhance stockholder value, and any such transaction may be highly dilutive to existing stockholders.

On February 28, 2025, we announced that our previously announced binding term sheet for a potential merger transaction has been terminated and that our Board of Directors is again evaluating potential strategic alternatives, including out-licensing, merger and acquisition opportunities (including reverse mergers), the sale of assets and technologies, and winding down operations.

There can be no assurance that the Board of Directors’ evaluation process will result in another potential transaction, or that any such transaction will be consummated. Failure to enter into a strategic transaction, enter into a definitive agreement with respect to a transaction, or consummate a transaction will have a material adverse effect on our ability to continue to operate our business, and on the market price of our common stock. Even if a transaction is consummated, there can be no assurance that it will enhance stockholder value, and it may result in substantial dilution to existing stockholders and shorten our cash runway. Any potential transaction would be dependent on a number of factors that may be beyond our control, including, among other things, market conditions, industry trends, the interest of third parties in a potential transaction with the Company, and the availability of financing, if at all. If we are unable to enter into a strategic transaction in the near future, we may need to cease operations and wind down our business, which may result in a total loss of stockholders’ investment.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 28, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This report contains forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, expectations and events, and include, but are not limited to, the Company’s beliefs regarding the Company’s cash runway; the Company’s expectations regarding its review of strategic alternatives, including out-licensing, merger and acquisition opportunities (including reverse mergers), the sale of assets and technologies, and winding down operations; and the impact of any strategic transaction on stockholder value, dilution and price of the Company’s common stock. Forward-looking statements are neither historical facts nor assurances of future performance or events. Instead, they are based only on current beliefs, expectations, and assumptions regarding future business developments, future plans and strategies, anticipated events and trends, and other future conditions. Forward-looking statements are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside the control of the Company.

Actual results, conditions, and events may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results, conditions, and events to differ materially from those indicated in the forward-looking statements include, but are not limited to: capital requirements and availability and sufficiency of capital, and cash runway; the Company’s ability to continue as a going concern; risks that the Company’s activities to evaluate and pursue potential strategic alternatives may not result in a transaction that enhances stockholder value on a timely basis or at all and may result in a winding down of the Company’s operations and dissolution of the Company; and other risks and uncertainties including those set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 and subsequent reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2025

VINCERX PHARMA, INC.

By:	/s/ Raquel E. Izumi
Name:	Raquel E. Izumi
Title:	Acting Chief Executive Officer